UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 1.01    Entry Into a Material Definitive Agreement

On June 28, 2007, Aspen Insurance Holdings Limited (the ‘‘Company’’) entered into an amendment to the five-year $450 million revolving credit facility pursuant to a credit agreement dated as of August 2, 2005, as amended and supplemented (the ‘‘Agreement’’) by and among the Company, certain of its direct and indirect subsidiaries (collectively, the ‘‘Borrowers’’), the lenders party thereto, Barclays Bank plc, as administrative agent and letter of credit issuer, Bank of America, N.A. and Calyon, New York Branch, as co-syndication agents, Credit Suisse, Cayman Islands Branch and Deutsche Bank AG, New York Branch, as co-documentation agents and The Bank of New York, as collateral agent. Section 7.4 of the Credit Agreement was amended to permit dividend payments on existing and future hybrid capital notwithstanding a default or an event of default.

Section 9.    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(c)	The following exhibit is filed under Item 1.01 as part of this report:

10.1	Second Amendment, dated June 28, 2007 to the Credit Agreement dated August 2, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: June 29, 2007	/s/ Richard Houghton
Name: Richard Houghton
Title: Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Second Amendment, dated June 28, 2007 to the Credit Agreement dated August 2, 2005.

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Exhibit 10.1

SECOND AMENDMENT TO 5-YEAR CREDIT AGREEMENT

This SECOND AMENDMENT (this ‘‘Amendment’’) to 5-YEAR CREDIT AGREEMENT, dated as of June 28, 2007, is by and among ASPEN INSURANCE HOLDINGS LIMITED, a Bermuda exempted limited liability company (the ‘‘Company’’), the Subsidiary Borrowers (together with the Company, collectively, the ‘‘Borrowers’’ and individually, a ‘‘Borrower’’), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (as defined below) (the ‘‘Lenders’’), BANK OF AMERICA, N.A. and CALYON, NEW YORK BRANCH, as co-syndication agents, CREDIT SUISSE, CAYMAN ISLANDS BRANCH and DEUTSCHE BANK AG, NEW YORK BRANCH, as co-documentation agents, THE BANK OF NEW YORK, as collateral agent, and BARCLAYS BANK PLC, as administrative agent.

RECITALS:

A.    The Borrowers, the Lenders and the Agents are parties to that certain Five-Year Credit Agreement, dated as of August 2, 2005 (as such agreement may have been amended, restated, modified or supplemented and in effect as of the date hereof, the ‘‘Credit Agreement’’).

B.    The Borrowers have requested that the Agents and the Lenders amend and restate Section 7.4 of the Credit Agreement.

C.    The parties hereto have agreed to amend and restate Section 7.4 of the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. AMENDMENT.

2.1. Section 1 of the Credit Agreement is hereby amended by inserting the following definition in alphabetical order: ‘‘Second Amendment Effective Date’’: June 28, 2007.

2.2. Section 7.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

7.4    Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock (excluding (i) the 4,600,000 5.625% Perpetual Preferred Income Equity Replacement Securities (PIERS) issued by the Company in December 2005 and January 2006, (ii) the 8,000,000 7.401% Perpetual Non-Cumulative Preference Shares issued by the Company in November 2006 and (iii) any Hybrid Capital issued by the Company after the Second Amendment Effective Date) of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member (collectively, ‘‘Restricted Payments’’), except that (a) any Subsidiary may make Restricted Payments to any Group Member and (b) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Company may make Restricted Payments.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to each Lender and the Administrative Agent as follows:

3.1    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.2    The execution, delivery and performance by each Borrower of this Amendment has been duly authorized by such Borrower and there is no action pending or any judgment, order or decree in effect

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which is likely to restrain, prevent or impose materially adverse conditions upon the performance by each Borrower of its obligations under the Credit Agreement or the other Loan Documents.

3.3    This Amendment constitutes the legal, valid and binding obligation of each Borrower party thereto, enforceable against each such Borrower in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and the rights of creditors of insurers generally and to the supervisory powers of insurance regulatory agencies or by the effect of general equitable principles.

3.4    The representations and warranties made by any Borrower in the Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof (except where such representation and warranty speaks of a specific date in which case such representation and warranty shall be true and correct as of such date).

3.5    The obligations of the Company in Section 10 of the Credit Agreement in respect of the Obligations of any other Borrower remain in full force and effect as of the date hereof.

SECTION 4.    MISCELLANEOUS.

4.1    Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.

4.2    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4.3    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

4.4    Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

4.5    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.6    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment is solely for the benefit of the parties hereto, and, no provision of this Amendment shall be deemed to confer upon any third parties (including, without limitation, any other creditors or parties in interest (including equity holders) of the Borrowers) any claim, remedy, liability, reimbursement, cause of action or other right.

4.7    Integration. This Amendment represents the agreement of the Borrowers, the Subsidiary Borrowers, the Agents and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ASPEN INSURANCE HOLDINGS LIMITED, as a Borrower
By: /s/ Richard Hougton Name: RICHARD HOUGHTON Title: CHIEF FINANCIAL OFFICER

ASPEN INSURANCE LIMITED, as a Borrower
By: /s/ Julian Cusack Name: JULIAN CUSACK Title: CHIEF EXECUTIVE OFFICER

ASPEN INSURANCE UK LIMITED, as a Borrower
By: /s/ Stephen Rose Name: STEPHEN ROSE Title: DIRECTOR

ASPEN (UK) HOLDINGS LIMITED, as a Borrower
By: /s/ Ian Campbell Name: IAN CAMPBELL Title: DIRECTOR

ASPEN SPECIALTY INSURANCE COMPANY, as a Borrower
By: /s/ Gayle Haskell Name: GAYLE HASKELL Title: DIRECTOR AND CHIEF FINANCIAL OFFICER

ASPEN U.S. HOLDINGS, INC. as a Borrower
By: /s/ Gayle Haskell Name: GAYLE HASKELL Title: DIRECTOR

Barclays Bank PLC, as Administrative Agent and a Lender
By: /s/ David Barton Name: DAVID BARTON Title: ASSOCIATE DIRECTOR

Bank OF America, N.A., as a Co-Syndication Agent and a Lender
By: /s/ Debra Basler Name: DEBRA BASLER Title: SENIOR VICE PRESIDENT

Calyon, NEW YORK BRANCH, as a Co-Syndication Agent and a Lender
By: /s/ Sebastian Rocco Name: SEBASTIAN ROCCO Title: MANAGING DIRECTOR
By: /s/ Charles Kornberger Name: CHARLES KORNBERGER Title: MANAGING DIRECTOR

Credit Suisse, Cayman Islands Branch, as a Co-Documentation Agent and a Lender
By: /s/ Jay Chall Name: JAY CHALL Title: DIRECTOR
By: /s/ Alain Schmid Name: ALAIN SCHMID Title: ASSISTANT VICE PRESIDENT

Deutsche Bank AG, New York Branch, as a Co-Documentation Agent and a Lender
By: /s/ Kathleen Bowers Name: KATHLEEN BOWERS Title: DIRECTOR
By: /s/ Michael Campites Name: MICHAEL CAMPITES Title: VICE PRESIDENT

ABN AMRO Bank N.V., as a Lender
By: /s/ Neil R. Stein Name: NEIL R. STEIN Title: DIRECTOR
By: /s/ Michael De Marco Name: MICHAEL DEMARCO Title: VICE PRESIDENT

Citibank, NA, as a Lender
By: /s/ Michael Taylor Name: MICHAEL TAYLOR Title: MANAGING DIRECTOR

The Bank of New York, as a Lender
By: Name: Title:

THE BANK OF N. T. Butterfield & SON LIMITED, as a Lender
By: /s/ Alan Day Name: ALAN DAY Title: VICE PRESIDENT

HSBC Bank, USA, N.A., as a Lender
By: /s/ Daniel Serrao Name: DANIEL SERRAO Title: SENIOR VICE PRESIDENT

UBS Loan Finance LLC, as a Lender
By: /s/ Richard L. Tavrow Name: RICHARD L. TAVROW Title: DIRECTOR
By: /s/ Mary E. Evans Name: MARY E. EVANS Title: ASSOCIATE DIRECTOR